EXHIBIT 10.133
           AMENDMENT NUMBER SIX TO FINOVA LOAN AND SECURITY AGREEMENT

                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

         This Amendment No. 6 to Loan and Security Agreement (this "Amendment") is entered into as of this ___ day of August, 1999, by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation ("Play Co.") and TOYS INTERNATIONAL.COM, INC., a Delaware corporation ("TIC").

                              W I T N E S S E T H :

         WHEREAS, Play Co. and Lender entered into a Loan and Security Agreement dated as of January 21, 1998 which was amended pursuant to that certain Amendment No. 1 to Loan and Security Agreement dated as of July 24, 1998, that certain Amendment No. 2 to Loan and Security Agreement dated as of September 24, 1998, that certain Amendment No. 3 to Loan and Security Agreement dated as of December 8, 1998 that certain Amendment No. 4 to Loan and Security Agreement dated as of February, 11, 1999 and as further amended by an Amendment No. 5 to Loan and Security Agreement dated March __, 1999 (the aforementioned Loan and Security Agreement as amended by the aforementioned amendments, collectively the "Loan Agreement"), that evidences a loan from Lender to Play Co.; and

         WHEREAS, Play Co. and TIC have has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Play Co. and TIC agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein, which are defined in the Loan Agreement, have the same meaning as set forth in the Loan Agreement.

     2. Loan Agreement. The Loan Agreement is amended as follows:

     2.1 Definitions. Section 1 is hereby amended by adding the following definitions:

     "Additional Equity" means additional equity investments or contributions in or to the Borrower, which are made after June 30, 1999 and prior to March 31, 2000.

     "Adjusted Net Worth" means (i) for the Borrower's 2000 Fiscal Year the sum of the following (1) the Base Net Worth and (2) an amount equal to Sixty Percent (60%) of the cumulative amount of profits (without adjustment for losses) incurred during such Fiscal Year, and (ii) for the Borrower's 2001 Fiscal Year (and all subsequent Fiscal Years which occur during the Term) the sum of (1) the greater of (a) the Adjusted Net Worth for the previous Fiscal Year, or (b) the Base Net Worth, and (2) an amount equal to Sixty Percent (60%) of the cumulative amount of profits (without adjustment for losses) incurred during such Fiscal Year, provided, however, that, regardless of the Fiscal Year, the Adjusted Net Worth will be increased each calendar month by an amount equal to sixty percent (60%) of any Future Additional Equity during the preceding calendar month.

     "Borrower" means collectively Play Co. and TIC.

     "Base Net Worth" means the sum of (i) Two Million Nine Hundred Thousand Dollars ($2,900,000) and (ii) sixty percent (60%) of the Additional Equity.

     "Future Additional Equity" refers to additional equity investments or contributions in or to the Borrower, which are made after April 1, 2000.

     "Sixth Amendment" means that certain Amendment No. 6 to Loan and Security Agreement between Lender and Borrower dated as of August ____, 1999.

     "Sixth Amendment Effective Date" means the date upon which the Sixth Amendment became effective pursuant to the terms and upon the conditions thereof.

     "New Equity" refers collectively to the Additional Equity and Future Additional Equity.

     3. Schedule. The Schedule to the Loan Agreement is amended as follows:

     3.1 The Section entitled "Total Facility is amended and restated in its entirety as follows:

     The "Total Facility" is Eleven Million Three Hundred Thousand and No/100 Dollars ($11,300,000.00).

     3.2 Subsection (a)(i) found in the Subsection entitled "Revolving Loans" under the Section entitled "Loans" is amended and restated in its entirety as follows:

     (i) Eight Million One Hundred Thousand Dollars ($8,100,000), less the amount of the Loan Reserves; or

     3.3 The Subsection entitled "Net Worth" which is found in the Section entitled Financial Covenants is amended and restated in its entirety as follows:

     Borrower shall maintain a Net Worth of not less than (i) for the Borrower's Fiscal Year ending March 31, 2000, the Base Net Worth; and (ii) for every Fiscal Year occurring after April 1, 2000, the greater of (1) the Base Net Worth or (2) the Adjusted Net Worth for such Fiscal Year. Testing will occur on a monthly basis.

     3.4 The Subsection entitled "Financial Covenants" is amended in the following respects:

     3.4.1 The subsection entitled "Capital Expenditures" is amended by adding the following at the end of the Subsection:

     Notwithstanding the foregoing, effective April 1, 1999 the foregoing limitation on the maximum amount of Capital Expenditures shall be increased to Two Million Five Hundred Thousand Dollars ($2,500,000).

     3.4.2 The Subsection entitled "Indebtedness" is amended and restated in its entirety as follows:

     Borrower shall not create, incur, assume or permit to exist any Indebtedness (excluding any Indebtedness which are (i) in connection with Capital Leases, or (ii) purchase money financings associated with Capital Expenditures) in excess of Three Million Dollars ($3,000,000) (the "Debt Cap"), other than (i) the Obligations, (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business and (iii) other Indebtedness existing on the Sixth Amendment Effective Date and constituting a Permitted Encumbrance. Notwithstanding the foregoing, the Debt Cap shall be increased as of the Sixth Amendment Effective Date to Four Million Five Hundred Thousand Dollars ($4,500,000).

     4. TIC.

     4.1 Play Co. has notified the Lender that the Play Co. has created TIC. As of the date that this Amendment was executed, the Play Co. owns approximately 94% of the issued and outstanding shares of stock in TIC. After the Sixth Amendment Effective Date, TIC intends to have an initial public offering (the "IPO") of its shares which will result in the Play Co.'s ownership interest in TIC being diluted to approximately 51% of the issued and outstanding shares in TIC. Play Co. agrees that after the IPO it will continue to own not less than 51% of the issued and outstanding shares in TIC. In connection with the TIC IPO, Play Co. intends to assign to TIC, subject to the rights and lien of Lender under the Loan Documents, the proceeds from six of Play Co.'s stores (the "TIC Stores") selected by Play Co. The Lender consents to the foregoing transaction and agrees that the foregoing transaction shall not constitute an Event of Default or Incipient Default under the Loan Agreement (including but not limiting the generality of the foregoing, the provisions of Section 3.8(a) of the Loan Agreement), provided the net proceeds of TIC IPO are used solely for New Equity. The Borrower acknowledges and agrees that the waiver of the Lender contained in the Section is limited solely to the matters and circumstances contained herein.

     4.2 By its execution of this Amendment, TIC acknowledges that all Inventory and Receivables associated with the TIC Stores are (i) subject to the lien granted to Lender under the Documents, and (ii) the provisions of the Loan Agreement (including, but not limiting the generality of the foregoing, that such inventory may be used in the determination of Eligible Inventory). TIC further assumes all of the Obligations of Borrower under the Loan Documents.

     5. Effect as an Amendment. Other than as specifically set forth in this Sixth Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including the Sixth Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including the Sixth Amendment.

     6. No Waiver. Except as may be specifically set forth in this Sixth Amendment and that certain July 13, 1999 letter from the Lender to Play Co. (the "July Letter"), this Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Nothing contained in this Sixth Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Sixth Amendment or not, of any of such person's or entity's obligations to Lender.

     7. Conditions Precedent. This Sixth Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

     (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

     (i) This Amendment;

     (ii) Consent of Guarantor in the form attached hereto and incorporated herein by this reference;

     (iii) A corporate resolution of each of Borrower and Guarantor, approving the transactions contemplated hereby to which it is a party;

     (iv) An opinion of the legal counsel of the Borrower and the Guarantor addressed to the Lender covering such matters as the Lender may request; and

     (v) Such other items as Lender may reasonably require or reasonably deem necessary, after giving affect to the proposed provisions of the Amendment.

     (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

     (c) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Sixth Amendment.

                           (d) Borrower has paid to Lender a fee (the "Amendment
Fee") of Fifty-Five Thousand Dollars ($55,000).

     (e) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Sixth Amendment, which costs, fees and expenses and the Amendment Fee may be payable from the first advance made pursuant to this Amendment.

     8. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

     9. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     10. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

     11. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Sixth Amendment. --------------

     12. Entire Agreement. The Loan Documents as modified by this Sixth Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

     13. Counterparts; Telefacsimile Execution. This Sixth Amendment (including the consents attached hereto) may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Sixth Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Sixth Amendment. Any party delivering an executed counterpart of this Sixth Amendment by telefacsimile shall also deliver a manually executed counterpart of this Sixth Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Sixth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first written above.

                                                   FINOVA CAPITAL CORPORATION, a Delaware corporation

                                                   By:
                                                   Name:
                                                   Title:

                                                   PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation

                                                   By:
                                                   Name:
                                                   Title:

                                                   TOYS INTERNATIONAL.COM, INC., a Delaware corporation

                                                   By:
                                                   Name:
                                                   Title:



                              CONSENT OF GUARANTOR

     The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. 6 to Loan and Security Agreement (the "Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing
Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Amendment, and shall further include (1) all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Amendment and (2) the obligations of TIC under the Loan Agreement, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Amendment.

     Guarantor   agrees   that  it  has  no   defense,   counterclaim,   offset,
cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this ____ day of _____________, 1999.

UNITED TEXTILES & TOYS CORPORATION,
a Delaware corporation


By:
Name:
Title: